                        VAN KAMPEN EQUITY AND INCOME FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2010 - JUNE 30, 2010

                                                         AMOUNT OF    % OF
                                OFFERING      TOTAL       SHARES    OFFERING
      SECURITY        PURCHASE/ PRICE OF    AMOUNT OF    PURCHASED PURCHASED
      PURCHASED      TRADE DATE  SHARES     OFFERING      BY FUND   BY FUND       BROKERS      PURCHASED FROM
-------------------- ---------- -------- -------------- ---------- --------- ----------------- --------------
       Motiva          01/06/10  $99.804 $1,000,000,000 $1,870,000   0.187%  Credit                 CSFB
    Enterprises                                                              Suisse, J.P.
   LLC 5.75% due                                                             Morgan
      1/15/20

     Rabobank          01/08/10  $99.968 $1,750,000,000 $8,895,000   0.508%  Morgan                 CSFB
   Nederland NV                                                              Stanley,
    4/750% due                                                               Barclays
    1/15/2020                                                                Capital,
                                                                             Inc., Credit
                                                                             Suisse,
                                                                             Goldman,
                                                                             Sachs & Co.

  Simon Property      01/19//10  $99.621 $1,250,000,000 $1,445,000   0.116%  Citigroup            Barclays
  Group LP 5.65%                                                             Global               Capital
   due 2/1/2020                                                              Markets
                                                                             Inc., Morgan
                                                                             Stanley &
                                                                             Co.
                                                                             Incorporated,
                                                                             RBS
                                                                             Securities,
                                                                             Barclays
                                                                             Capital
                                                                             Inc.,
                                                                             CALYON,
                                                                             Fifth Third
                                                                             Securities,
                                                                             Inc., Scotia
                                                                             Capital, RBC
                                                                             Capital
                                                                             Markets,
                                                                             Morgan
                                                                             Keegan &
                                                                             Company,
                                                                             Inc.,
                                                                             SunTrust
                                                                             Robinson
                                                                             Humphrey

   Adobe Systems       01/25/10  $99.387   $900,000,000 $2,970,000   0.330%  B of A               Barclays
    Inc. 4.750%                                                              Merrill              Capital
   due 2/01/2020                                                             Lynch, Citi,
                                                                             JP Morgan,
                                                                             Morgan
                                                                             Stanley &
                                                                             Co.
                                                                             Incorporated,
                                                                             Wells Fargo
                                                                             Securities,
                                                                             BNP Paribas,
                                                                             RBS
                                                                             Securities
                                                                             Inc., Credit
                                                                             Suisse,
                                                                             Daiwa
                                                                             Securities
                                                                             America,
                                                                             Inc.,
                                                                             Mitsubishi
                                                                             UFJ
                                                                             Securities

   Nissan Master       01/27/10  $100.00   $900,000,000 $5,600,000   0.622%  RBS, B of A         Greenwich
    Owner Trust                                                              Merrill              Capital
   0.23063% due                                                              Lynch,
     1/15/2015                                                               Barclays
                                                                             Capital
                                                                             Inc., BNP
                                                                             Paribas,
                                                                             HSBC, Calyon
                                                                             Securities,
                                                                             Mitsubishi
                                                                             UFJ
                                                                             Securities,
                                                                             Societe
                                                                             General

       Korea           02/03/10  $99.724   $750,000,000 $1,675,000   0.223%  B of A               Banc of
    Development                                                              Merrill              America
    Bank 4.375%                                                              Lynch,
  due 08/10/2015                                                             Morgan
                                                                             Stanley &
                                                                             Co.
                                                                             Incorporated,
                                                                             HSBC,
                                                                             Daewoo, BNP
                                                                             Paribas

      Pacific          02/04/10  $99.303   $450,000,000 $2,150,000   0.478%  Banc of                UBS
      LifeCorp                                                               America             Securities
     6.000% due                                                              Merrill
     2/10/2020                                                               Lynch, J.P.
                                                                             Morgan
                                                                             Securities
                                                                             Inc., UBS,
                                                                             Citigroup
                                                                             Global
                                                                             Markets
                                                                             Inc., Morgan
                                                                             Stanley &
                                                                             Co., Inc.,
                                                                             Wells Fargo
                                                                             Brokerage
                                                                             Services
                                                                             LLC,
                                                                             Deutsche
                                                                             Bank
                                                                             Securities
                                                                             Inc., BNP
                                                                             Paribas
                                                                             Securities
                                                                             Corp.,
                                                                             Credit
                                                                             Suisse
                                                                             Securities
                                                                             (USA) LLC,
                                                                             BNY Mellon
                                                                             Capital
                                                                             Markets,
                                                                             LLC,
                                                                             Barclays
                                                                             Capital Inc.
     Nationwide        02/18/10  $99.765   $800,000,000 $8,640,000   1.080%  B of A               Banc of
      Building                                                               Merrill              America
   Society 6.250%                                                            Lynch,
  due 02/25/2020                                                             Morgan
                                                                             Stanley,
                                                                             Barclays
                                                                             Capital

   Comcast Corp.       02/24/10  $99.899 $1,400,000,000 $3,280,000   0.234%  Barclays            Greenwich
    5.150% due                                                               Capital              Capital
    03/01/2020                                                               Inc.,
                                                                             Mitsubishi
                                                                             UFJ
                                                                             Securities
                                                                             (USA) Inc.,
                                                                             Goldman,
                                                                             Sachs & Co.,
                                                                             RBS
                                                                             Securities
                                                                             Inc.,
                                                                             Deutsche
                                                                             Bank
                                                                             Securities,
                                                                             Inc., UBS
                                                                             Securities
                                                                             LLC, Banc of
                                                                             America
                                                                             Securities
                                                                             LLC, BNP
                                                                             Paribas
                                                                             Securities
                                                                             Corp.,
                                                                             Citigroup
                                                                             Global
                                                                             Markets
                                                                             Inc., Daiwa
                                                                             Securities
                                                                             America
                                                                             Inc., J.P.
                                                                             Morgan
                                                                             Securities
                                                                             Inc., Morgan
                                                                             Stanley &
                                                                             Co. Inc.,
                                                                             Wells Fargo
                                                                             Securities,
                                                                             LLC,
                                                                             Broadpoint
                                                                             Capital,
                                                                             Inc.,
                                                                             SunTrust
                                                                             Robinson
                                                                             Humphrey,
                                                                             Inc.,

                                                                             Lloyds
                                                                             TSB Bank plc,
                                                                             Mizuho
                                                                             Securities
                                                                             USA Inc.,
                                                                             U.S. Bancorp
                                                                             Investments,
                                                                             Inc., BNY
                                                                             Mellon
                                                                             Capital
                                                                             Markets,
                                                                             LLC, Loop
                                                                             Capital
                                                                             Markets,
                                                                             LLC, The
                                                                             Williams
                                                                             Capital
                                                                             Group, L.P.,
                                                                             Blaylock
                                                                             Robert Van,
                                                                             LLC, Cabrera
                                                                             Capital
                                                                             Markets,
                                                                             LLC, Doley
                                                                             Securities,
                                                                             LLC, Guzman
                                                                             & Company,
                                                                             M.R. Beal &
                                                                             Company,
                                                                             Samuel A.
                                                                             Ramirez &
                                                                             Co., Inc.

     Municipal         03/05/10  $100.00 $1,012,235,000 $4,980,000   0.492%  B of A             Goldman Sachs
     Electric                                                                Merrill
   Authority of                                                              Lynch,
  Georgia 6.655%                                                             Morgan
   due 4/01/2057                                                             Stanley &
                                                                             Co.
                                                                             Incorporated,
                                                                             Barclays
                                                                             Capital
                                                                             Inc., Wells
                                                                             Fargo
                                                                             Securities,

                                                                             LLC, Citi,
                                                                             Goldman,
                                                                             Sachs & Co.,
                                                                             J.P. Morgan
                                                                             Securities
                                                                             Inc.,
                                                                             FirstSouthWest,
                                                                             BMO Capital
                                                                             Markets

     Ameriprise        03/08/10  $99.761   $750,000,000 $1,185,000   0.158%  Goldman,           Goldman Sachs
   Financial Inc.                                                            Sachs & Co.,
     5.300% due                                                              Morgan
     3/15/2020                                                               Stanley, B
                                                                             of A Merrill
                                                                             Lynch,
                                                                             Credit
                                                                             Suisse,
                                                                             HSBC, J.P.
                                                                             Morgan
    The City of        03/19/10 $100.000   $750,000,000 $3,555,000   0.474%  Barclays              Siebert
   New 5.968% due                                                            Capital,             Branford
     3/01/2036                                                               Goldman,              Shank
                                                                             Sachs & Co.,
                                                                             B of A
                                                                             Merrill
                                                                             Lynch, Citi,
                                                                             Siebert
                                                                             Branford
                                                                             Shank &
                                                                             Co.,LLC,
                                                                             J.P. Morgan,
                                                                             Morgan
                                                                             Stanley,
                                                                             Loop Capital
                                                                             Markets,
                                                                             LLC, Cabrera
                                                                             Capital
                                                                             Markets,
                                                                             LLC, M.R.
                                                                             Beal &
                                                                             Company,
                                                                             Ramirez &
                                                                             Co.,
                                                                             Fidelity
                                                                             Capital
                                                                             Markets,

                                                                             Roosevelt &
                                                                             Cross
                                                                             Incorporated,
                                                                             Lebenthal &
                                                                             Co., LLC,
                                                                             Raymond
                                                                             James &
                                                                             Associates,
                                                                             Inc.,
                                                                             Southwest
                                                                             Securities,
                                                                             Inc.,
                                                                             Jackson
                                                                             Securities,
                                                                             MFR
                                                                             Securities,
                                                                             Inc., RBC
                                                                             Capital
                                                                             Markets,
                                                                             Jefferies &
                                                                             Company,
                                                                             Rice
                                                                             Financial
                                                                             Products
                                                                             Company,
                                                                             Wachovia
                                                                             Bank,
                                                                             National
                                                                             Association,
                                                                             Janney
                                                                             Montgomery
                                                                             Scott LLC,
                                                                             Morgan
                                                                             Keegan &
                                                                             Company,
                                                                             Inc., TD
                                                                             Securities

       Chicago         03/24/10 $100.000   $550,000,000 $3,945,000   0.717%  Goldman,           Goldman Sachs
       Transit                                                               Sachs & Co.,
      Authority                                                              J.P. Morgan,
     6.200% due                                                              Morgan
     12/01/2040                                                              Stanley,
                                                                             Loop Capital
                                                                             Markets,

                                                                             LLC, Cabrera
                                                                             Capital
                                                                             Markets,
                                                                             LLC,
                                                                             Jefferies &
                                                                             Company,
                                                                             Melvin &
                                                                             Company,
                                                                             Wachovia
                                                                             Bank,
                                                                             National
                                                                             Association,
                                                                             Blaylock
                                                                             Robert Van,
                                                                             LLC,
                                                                             Duncan-Williams,
                                                                             Inc., BMO
                                                                             Capital
                                                                             Markets

      State of         03/25/10 $101.763 $3,400,000,000   $780,000   0.023%  Barclays           Merrill Lynch
     California                                                              Capital,
     6.650% due                                                              Goldman,
     03/01/2022                                                              Sachs & Co.,
                                                                             B of A
                                                                             Merrill
                                                                             Lynch, Citi,
                                                                             Siebert
                                                                             Branford
                                                                             Shank &
                                                                             Co.,LLC,
                                                                             J.P. Morgan,
                                                                             Morgan
                                                                             Stanley,
                                                                             Loop Capital
                                                                             Markets,
                                                                             LLC, Ramirez
                                                                             & Co.,Inc.,
                                                                             Raymond
                                                                             James &
                                                                             Associates,
                                                                             Inc.,
                                                                             Jefferies &
                                                                             Company,
                                                                             Rice
                                                                             Financial

                                                                             Products
                                                                             Inc., Morgan
                                                                             Keegan,
                                                                             Blaylock
                                                                             Robert Van,
                                                                             LLC, De La
                                                                             Rosa & Co.,
                                                                             Stone &
                                                                             Youngberg,
                                                                             Wedbush
                                                                             Securities,
                                                                             Nollenberger
                                                                             Capital
                                                                             Partners
                                                                             Inc., The
                                                                             Williams
                                                                             Capital
                                                                             Group, LP,
                                                                             BMO Capital
                                                                             Markets GKST
                                                                             Inc., Piper
                                                                             Jaffray &
                                                                             Co., RBC
                                                                             Capital
                                                                             Markets, SL
                                                                             Hare
                                                                             Capital,
                                                                             Inc.,
                                                                             Touissant
                                                                             Capital
                                                                             Partners,
                                                                             LLC, William
                                                                             Blair &
                                                                             Company

   Primerica Inc.      03/31/10  $15.000     21,360,000     51,000   0.239%  Citi, Morgan           UBS
                                                                             Stanley,            Securities
                                                                             Deutsche
                                                                             Bank
                                                                             Securities,
                                                                             Macquarie
                                                                             Capital ,
                                                                             UBS
                                                                             Investment

                                                                             Bank, Keefe,
                                                                             Bruyette &
                                                                             Woods,
                                                                             Raymond
                                                                             James,
                                                                             Sandler
                                                                             O'Neill &
                                                                             Partners,
                                                                             LP, SunTrust
                                                                             Robinson
                                                                             Humphrey,
                                                                             CastleOak
                                                                             Securities,
                                                                             LP, ING,
                                                                             Willis
                                                                             Capital
                                                                             Markets &
                                                                             Advisory

      Southern         04/13/10  $99.481   $400,000,000 $1,145,000   0.286%  Morgan                 CSFB
    Copper Corp.                                                             Stanley,
     5.375% due                                                              Credit
     4/16/2020                                                               Suisse,
                                                                             Goldman,
                                                                             Sachs & Co,
                                                                             BBVA
                                                                             Securities,
                                                                             B of A
                                                                             Merrill Lynch

      US Bank          04/26/10  $100.00   $500,000,000 $7,200,000   1.440%  Credit                 CSFB
   NA-Cincinnati                                                             Suisse,
    3.778% due                                                               Morgan
     4/29/2020                                                               Stanley, US
                                                                             Bancorp

   NBC Universal       04/27/10  $99.845 $2,000,000,000 $3,425,000   0.171%  Morgan             J.P. Morgan
    Inc. 5.150%                                                              Stanley &
  due 04/30/2020                                                             Co. Inc.,
                                                                             J.P. Morgan
                                                                             Securities,
                                                                             Inc.,
                                                                             Goldman
                                                                             Sachs & Co.,
                                                                             Banc of
                                                                             America
                                                                             Securities
                                                                             LLC,
                                                                             Citigroup
                                                                             Global
                                                                             Markets Inc.

                                                                    SUB-ITEM 77E

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                LEGAL PROCEEDINGS

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

          On October 8, 2004, Invesco Advisers, Inc. (Invesco), successor by merger to Invesco Aim Advisors, Inc. and INVESCO Funds Group, Inc. (IFG), both former investment advisers, along with Invesco Aim Distributors, n/k/a Invesco Distributors, Inc. (Invesco Distributors) reached final settlements with certain regulators, including the Securities and Exchange Commission (SEC), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds (n/k/a the Invesco Funds), including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) was created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, Invesco and Invesco Distributors created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by Invesco, which was done pursuant to the terms of the settlement. The methodology of the fair funds distributions was determined by Invesco's independent distribution consultant (IDC Plan), in consultation with Invesco and the independent trustees of the Invesco Funds, and approved by the SEC on May 23, 2008.

          The IDC Plan provides for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair
Fund) and January 1, 2001 through September 30, 2003 (for the AIM Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The IDC Plan includes a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Further details regarding the IDC Plan and distributions thereunder are available on Invesco's Web site, available at http://www.invesco.com/us.

At the present time, management of Invesco and the Invesco Funds are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described herein may have on Invesco, Invesco Distributors or the Invesco Funds.

Pending Regulatory Action Alleging Market Timing

          On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission (WVASC) issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco and Invesco Distributors (Order No. 05-1318). The WVASC makes findings of fact that Invesco and Invesco Distributors entered into certain arrangements permitting market timing of the Invesco Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco and Invesco Distributors violated the West Virginia securities laws. The WVASC orders Invesco and Invesco Distributors to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco's time to respond to that Order has been indefinitely suspended.

Private Civil Actions Alleging Market Timing

          Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain Invesco Funds, IFG, Invesco, Invesco Aim Management Group, Inc., n/k/a Invesco Management Group, Inc. and certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on

                                                                    SUB-ITEM 77E

allegations of improper market timing and related activity in the Invesco Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of Employee Retirement Income Security Act of 1974, as amended (ERISA); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the MDL Court) for consolidated or coordinated pre-trial proceedings.

          Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco - and IFG-related parties. The parties in the amended complaints have agreed in principle to settle the actions. A list identifying the amended complaints in the MDL Court and details of the settlements are discussed below.

     - RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN),
          V. INVESCO FUNDS GROUP, INC., ET AL, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004.

     - CYNTHIA ESSENMACHER, ET AL., Derivatively on Behalf of the Mutual Funds, Trusts and Corporations Comprising the Invesco and AIM Family of Mutual Funds v. AMVESCAP, PLC, ET AL., in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004.

     - MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., ET AL., in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004.

          On March 1, 2006, the MDL Court dismissed all derivative causes of action in the Essenmacher lawsuit but two: (i) the excessive fee claim under
Section 36(b) of the Investment Company Act of 1940 (the 1940 Act); and (ii) the "control person liability" claim under Section 48 of the 1940 Act, and all claims asserted in the Lepera class action lawsuit but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. On June 14, 2006, the MDL Court entered an order dismissing the Section 48 claim in the derivative (Essenmacher) lawsuit. Based on the MDL Court's March 1, 2006 and June 14, 2006 orders, all claims asserted against the Funds that were transferred to the MDL Court were dismissed, although certain Funds remain nominal defendants in the derivative (Essenmacher) lawsuit. On January 5, 2008, the parties reached an agreement in principle to settle both the class action (Lepera) and the derivative (Essenmacher) lawsuits, subject to the MDL Court approval. Individual class members have the right to object.

          On September 15, 2006, Judge Motz for the MDL Court granted the Defendants' motion to dismiss the ERISA (Calderon) lawsuit and dismissed such lawsuit. The Plaintiff appealed this decision. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings. On December 15, 2008, the parties reached an agreement in principle to settle this lawsuit, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

                                                                    SUB-ITEM 77E

          More detailed information regarding each of the civil lawsuits identified above, including the parties to the lawsuits and summaries of the various allegations and remedies sought, can be found in the Fund's Statement of Additional Information.

                                                                    SUB-ITEM 77M

                                     MERGERS

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

MORGAN STANLEY EQUALLY-WEIGHTED S&P 500 FUND TO INVESCO EQUALLY-WEIGHTED S&P 500 FUND

On December 1, 2009, the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) (formerly known as AIM Counselor Series Trust ("ACST") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of Morgan Stanley Equally-Weighted S&P 500 Fund (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco Equally-Weighted S&P 500 Fund, (the "Acquiring Fund"), an investment portfolio of ACST (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and ACST issued Class A shares of the Acquiring Fund to the Fund's Class A shareholders, Class B shares of the Acquiring Fund to the Fund's Class B shareholders, Class C shares of Acquiring Fund to the Fund's Class C shareholders, Class R shares of the Acquiring Fund to the Fund's Class R shareholders, Class Y shares of the Acquiring Fund to the Fund's Class I shareholders and Class A shares of the Acquiring Fund to the Fund's Class W shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

VAN KAMPEN CALIFORNIA TAX-FREE INCOME FUND TO INVESCO VAN KAMPEN CALIFORNIA TAX-FREE INCOME FUND

     On December 1, 2009, the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of Morgan Stanley California Tax-Free Income Fund (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco Van Kampen California Tax-Free Income Fund, (the Acquiring
Fund), an investment portfolio of ACST (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and ACST issued Class A shares of the Acquiring Fund to the Fund's Class A shareholders, Class B shares of the Acquiring Fund to the Fund's Class B shareholders, Class C shares of Acquiring Fund to the Fund's Class C shareholders and Class Y shares of the Acquiring Fund to the Fund's Class I shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

LARGE CAP RELATIVE VALUE PORTFOLIO TO INVESCO LARGE CAP RELATIVE VALUE FUND

     On December 1, 2009, the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of Large Cap Relative Value Portfolio (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco Large Cap Relative Value Fund, (the Acquiring Fund), an investment portfolio of ACST (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and ACST issued Class A shares of the Acquiring Fund to the Fund's Class P shareholders and Class Y shares of the Acquiring Fund to the Fund's Class I shareholders. The value of each Fund's shareholder account with the

                                                                    SUB-ITEM 77M

Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

MORGAN STANLEY NEW YORK TAX-FREE INCOME FUND TO INVESCO NEW YORK TAX-FREE INCOME FUND

On December 1, 2009, the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) (formerly known as AIM Counselor Series Trust ("ACST") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of Morgan Stanley New York Tax-Free Income Fund (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco New York Tax-Free Income Fund, (the "Acquiring Fund"), an investment portfolio of ACST (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and ACST issued Class A shares of the Acquiring Fund to the Fund's Class A shareholders, Class B shares of the Acquiring Fund to the Fund's Class B shareholders, Class C shares of Acquiring Fund to the Fund's Class C shareholders and Class Y shares of the Acquiring Fund to the Fund's Class I shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

VAN KAMPEN EQUITY AND INCOME FUND TO INVESCO VAN KAMPEN EQUITY AND INCOME FUND

     On December 1, 2009, the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) (formerly known as AIM Counselor Series Trust ("ACST") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of Van Kampen Equity and Income Fund (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco Kampen Equity and Income Fund, (the "Acquiring Fund"), an investment portfolio of ACST (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and ACST issued Class A shares of the Acquiring Fund to the Fund's Class A shareholders, Class B shares of the Acquiring Fund to the Fund's Class B shareholders, Class C shares of Acquiring Fund to the Fund's Class C shareholders, Class R shares of the Acquiring Fund to the Fund's Class R shareholders and Class Y shares of the Acquiring Fund to the Fund's Class I shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

FOR A MORE DETAILED DISCUSSION ON THE REORGANIZATION, PLEASE SEE THE AGREEMENT AND PLAN OF REORGANIZATION FILED HEREIN UNDER ITEM 77Q1(G).

                                                                    Sub-Item 77O

                        VAN KAMPEN EQUITY AND INCOME FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2010 - JUNE 30, 2010

                                                         AMOUNT OF    % OF
                                OFFERING      TOTAL       SHARES    OFFERING
      SECURITY        PURCHASE/ PRICE OF    AMOUNT OF    PURCHASED PURCHASED
      PURCHASED      TRADE DATE  SHARES     OFFERING      BY FUND   BY FUND       BROKERS      PURCHASED FROM
-------------------- ---------- -------- -------------- ---------- --------- ----------------- --------------
 Motiva Enterprises   01/06/10  $ 99.804 $1,000,000,000 $1,870,000   0.187%  Credit Suisse,         CSFB
   LLC 5.75% due                                                             J.P. Morgan
      1/15/20

 Rabobank Nederland   01/08/10  $ 99.968 $1,750,000,000 $8,895,000   0.508%  Morgan Stanley,        CSFB
   NV 4/750% due                                                             Barclays
     1/15/2020                                                               Capital, Inc.,
                                                                             Credit Suisse,
                                                                             Goldman, Sachs &
                                                                             Co.

   Simon Property     01/19//10 $ 99.621 $1,250,000,000 $1,445,000   0.116%  Citigroup Global     Barclays
 Group LP 5.65% due                                                          Markets Inc.,        Capital
      2/1/2020                                                               Morgan Stanley &
                                                                             Co. Incorporated,
                                                                             RBS Securities,
                                                                             Barclays Capital
                                                                             Inc., CALYON,
                                                                             Fifth Third
                                                                             Securities, Inc.,
                                                                             Scotia Capital,
                                                                             RBC Capital
                                                                             Markets, Morgan
                                                                             Keegan & Company,
                                                                             Inc., SunTrust
                                                                             Robinson Humphrey

                                                         AMOUNT OF    % OF
                                OFFERING      TOTAL       SHARES    OFFERING
      SECURITY        PURCHASE/ PRICE OF    AMOUNT OF    PURCHASED PURCHASED
      PURCHASED      TRADE DATE  SHARES     OFFERING      BY FUND   BY FUND       BROKERS      PURCHASED FROM
-------------------- ---------- -------- -------------- ---------- --------- ----------------- --------------
 Adobe Systems Inc.   01/25/10  $ 99.387 $  900,000,000 $2,970,000   0.330%  B of A Merrill       Barclays
4.750% due 2/01/2020                                                         Lynch, Citi, JP      Capital
                                                                             Morgan, Morgan
                                                                             Stanley & Co.
                                                                             Incorporated,
                                                                             Wells Fargo
                                                                             Securities, BNP
                                                                             Paribas, RBS
                                                                             Securities Inc.,
                                                                             Credit Suisse,
                                                                             Daiwa Securities
                                                                             America, Inc.,
                                                                             Mitsubishi UFJ
                                                                             Securities

Nissan Master Owner   01/27/10  $ 100.00 $  900,000,000 $5,600,000   0.622%  RBS, B of A         Greenwich
 Trust 0.23063% due                                                          Merrill Lynch,       Capital
     1/15/2015                                                               Barclays Capital
                                                                             Inc., BNP
                                                                             Paribas, HSBC,
                                                                             Calyon
                                                                             Securities,
                                                                             Mitsubishi UFJ
                                                                             Securities,
                                                                             Societe General

 Korea Development    02/03/10  $ 99.724 $  750,000,000 $1,675,000   0.223%  B of A Merrill       Banc of
  Bank 4.375% due                                                            Lynch, Morgan        America
     08/10/2015                                                              Stanley & Co.
                                                                             Incorporated,
                                                                             HSBC, Daewoo,
                                                                             BNP Paribas

                                                                    Sub-Item 77O

                                                         AMOUNT OF    % OF
                                OFFERING      TOTAL       SHARES    OFFERING
      SECURITY        PURCHASE/ PRICE OF    AMOUNT OF    PURCHASED PURCHASED
      PURCHASED      TRADE DATE  SHARES     OFFERING      BY FUND   BY FUND       BROKERS      PURCHASED FROM
-------------------- ---------- -------- -------------- ---------- --------- ----------------- --------------
  Pacific LifeCorp    02/04/10  $ 99.303 $  450,000,000 $2,150,000   0.478%  Banc of America   UBS Securities
6.000% due 2/10/2020                                                         Merrill Lynch,
                                                                             J.P. Morgan
                                                                             Securities Inc.,
                                                                             UBS, Citigroup
                                                                             Global Markets
                                                                             Inc., Morgan
                                                                             Stanley & Co.,
                                                                             Inc., Wells
                                                                             Fargo Brokerage
                                                                             Services LLC,
                                                                             Deutsche Bank
                                                                             Securities Inc.,
                                                                             BNP Paribas
                                                                             Securities
                                                                             Corp., Credit
                                                                             Suisse
                                                                             Securities (USA)
                                                                             LLC, BNY Mellon
                                                                             Capital Markets,
                                                                             LLC, Barclays
                                                                             Capital Inc.

Nationwide Building   02/18/10  $ 99.765 $  800,000,000 $8,640,000   1.080%  B of A Merrill       Banc of
 Society 6.250% due                                                          Lynch, Morgan        America
     02/25/2020                                                              Stanley,
                                                                             Barclays Capital

                                                         AMOUNT OF    % OF
                                OFFERING      TOTAL       SHARES    OFFERING
      SECURITY        PURCHASE/ PRICE OF    AMOUNT OF    PURCHASED PURCHASED
      PURCHASED      TRADE DATE  SHARES     OFFERING      BY FUND   BY FUND       BROKERS      PURCHASED FROM
-------------------- ---------- -------- -------------- ---------- --------- ----------------- --------------
   Comcast Corp.      02/24/10  $ 99.899 $1,400,000,000 $3,280,000   0.234%  Barclays Capital    Greenwich
     5.150% due                                                              Inc., Mitsubishi     Capital
     03/01/2020                                                              UFJ Securities
                                                                             (USA) Inc.,
                                                                             Goldman, Sachs &
                                                                             Co., RBS
                                                                             Securities Inc.,
                                                                             Deutsche Bank
                                                                             Securities,
                                                                             Inc., UBS
                                                                             Securities LLC,
                                                                             Banc of America
                                                                             Securities LLC,
                                                                             BNP Paribas
                                                                             Securities
                                                                             Corp., Citigroup
                                                                             Global Markets
                                                                             Inc., Daiwa
                                                                             Securities
                                                                             America Inc.,
                                                                             J.P. Morgan
                                                                             Securities Inc.,
                                                                             Morgan Stanley &
                                                                             Co. Inc., Wells
                                                                             Fargo Securities,
                                                                             LLC, Broadpoint
                                                                             Capital, Inc.,
                                                                             SunTrust Robinson
                                                                             Humphrey, Inc.,
                                                                             Lloyds TSB Bank
                                                                             plc, Mizuho
                                                                             Securities USA
                                                                             Inc.,

                                                                    Sub-Item 77O

                                                         AMOUNT OF    % OF
                                OFFERING      TOTAL       SHARES    OFFERING
      SECURITY        PURCHASE/ PRICE OF    AMOUNT OF    PURCHASED PURCHASED
      PURCHASED      TRADE DATE  SHARES     OFFERING      BY FUND   BY FUND       BROKERS      PURCHASED FROM
-------------------- ---------- -------- -------------- ---------- --------- ----------------- --------------
                                                                             U.S. Bancorp
                                                                             Investments,
                                                                             Inc., BNY Mellon
                                                                             Capital Markets,
                                                                             LLC, Loop Capital
                                                                             Markets, LLC, The
                                                                             Williams Capital
                                                                             Group, L.P.,
                                                                             Blaylock Robert
                                                                             Van, LLC,
                                                                             Cabrera Capital
                                                                             Markets, LLC,
                                                                             Doley Securities,
                                                                             LLC, Guzman &
                                                                             Company, M.R.
                                                                             Beal & Company,
                                                                             Samuel A. Ramirez
                                                                             & Co., Inc.

 Municipal Electric   03/05/10  $ 100.00 $1,012,235,000 $4,980,000   0.492%  B of A Merrill    Goldman Sachs
    Authority of                                                             Lynch, Morgan
 Georgia 6.655% due                                                          Stanley & Co.
     4/01/2057                                                               Incorporated,
                                                                             Barclays Capital
                                                                             Inc., Wells Fargo
                                                                             Securities, LLC,
                                                                             Citi, Goldman,
                                                                             Sachs & Co.,
                                                                             J.P. Morgan
                                                                             Securities Inc.,
                                                                             FirstSouthWest,
                                                                             BMO Capital
                                                                             Markets

                                                         AMOUNT OF    % OF
                                OFFERING      TOTAL       SHARES    OFFERING
      SECURITY        PURCHASE/ PRICE OF    AMOUNT OF    PURCHASED PURCHASED
      PURCHASED      TRADE DATE  SHARES     OFFERING      BY FUND   BY FUND       BROKERS      PURCHASED FROM
-------------------- ---------- -------- -------------- ---------- --------- ----------------- --------------
     Ameriprise       03/08/10  $ 99.761 $  750,000,000 $1,185,000   0.158%  Goldman, Sachs &  Goldman Sachs
   Financial Inc.                                                            Co., Morgan
5.300% due 3/15/2020                                                         Stanley, B of A
                                                                             Merrill Lynch,
                                                                             Credit Suisse,
                                                                             HSBC, J.P. Morgan

  The City of New     03/19/10  $100.000 $  750,000,000 $3,555,000   0.474%  Barclays Capital,     Siebert
5.968% due 3/01/2036                                                         Goldman, Sachs &  Branford Shank
                                                                             Co., B of A
                                                                             Merrill Lynch,
                                                                             Citi, Siebert
                                                                             Branford Shank &
                                                                             Co., LLC, J.P.
                                                                             Morgan, Morgan
                                                                             Stanley, Loop
                                                                             Capital Markets,
                                                                             LLC, Cabrera
                                                                             Capital Markets,
                                                                             LLC, M.R. Beal &
                                                                             Company, Ramirez
                                                                             & Co., Fidelity
                                                                             Capital Markets,
                                                                             Roosevelt & Cross
                                                                             Incorporated,

                                                                    Sub-Item 77O

                                                         AMOUNT OF    % OF
                                OFFERING      TOTAL       SHARES    OFFERING
      SECURITY        PURCHASE/ PRICE OF    AMOUNT OF    PURCHASED PURCHASED
      PURCHASED      TRADE DATE  SHARES     OFFERING      BY FUND   BY FUND       BROKERS      PURCHASED FROM
-------------------- ---------- -------- -------------- ---------- --------- ----------------- --------------
                                                                             Lebenthal & Co.,
                                                                             LLC, Raymond
                                                                             James &
                                                                             Associates,
                                                                             Inc., Southwest
                                                                             Securities,
                                                                             Inc., Jackson
                                                                             Securities, MFR
                                                                             Securities,
                                                                             Inc., RBC Capital
                                                                             Markets,
                                                                             Jefferies &
                                                                             Company, Rice
                                                                             Financial
                                                                             Products Company,
                                                                             Wachovia Bank,
                                                                             National
                                                                             Association,
                                                                             Janney Montgomery
                                                                             Scott LLC, Morgan
                                                                             Keegan & Company,
                                                                             Inc., TD
                                                                             Securities

  Chicago Transit     03/24/10  $100.000 $  550,000,000 $3,945,000   0.717%  Goldman, Sachs &  Goldman Sachs
  Authority 6.200%                                                           Co., J.P. Morgan,
   due 12/01/2040                                                            Morgan Stanley,
                                                                             Loop Capital
                                                                             Markets, LLC,
                                                                             Cabrera Capital
                                                                             Markets, LLC,
                                                                             Jefferies &
                                                                             Company, Melvin &

                                                         AMOUNT OF    % OF
                                OFFERING      TOTAL       SHARES    OFFERING
      SECURITY        PURCHASE/ PRICE OF    AMOUNT OF    PURCHASED PURCHASED
      PURCHASED      TRADE DATE  SHARES     OFFERING      BY FUND   BY FUND       BROKERS      PURCHASED FROM
-------------------- ---------- -------- -------------- ---------- --------- ----------------- --------------
                                                                             Company, Wachovia
                                                                             Bank, National
                                                                             Association,
                                                                             Blaylock Robert
                                                                             Van, LLC,
                                                                             Duncan-Williams,
                                                                             Inc., BMO Capital
                                                                             Markets

State of California   03/25/10  $101.763 $3,400,000,000 $  780,000   0.023%  Barclays Capital,  Merrill Lynch
     6.650% due                                                              Goldman, Sachs &
     03/01/2022                                                              Co., B of A
                                                                             Merrill Lynch,
                                                                             Citi, Siebert
                                                                             Branford Shank &
                                                                             Co., LLC, J.P.
                                                                             Morgan, Morgan
                                                                             Stanley, Loop
                                                                             Capital Markets,
                                                                             LLC, Ramirez &
                                                                             Co., Inc.,
                                                                             Raymond James &
                                                                             Associates,
                                                                             Inc., Jefferies
                                                                             & Company, Rice
                                                                             Financial
                                                                             Products Inc.,
                                                                             Morgan Keegan,
                                                                             Blaylock Robert
                                                                             Van, LLC, De La
                                                                             Rosa & Co.,

                                                                    Sub-Item 77O

                                                         AMOUNT OF    % OF
                                OFFERING      TOTAL       SHARES    OFFERING
      SECURITY        PURCHASE/ PRICE OF    AMOUNT OF    PURCHASED PURCHASED
      PURCHASED      TRADE DATE  SHARES     OFFERING      BY FUND   BY FUND       BROKERS      PURCHASED FROM
-------------------- ---------- -------- -------------- ---------- --------- ----------------- --------------
                                                                             Stone &
                                                                             Youngberg,
                                                                             Wedbush
                                                                             Securities,
                                                                             Nollenberger
                                                                             Capital Partners
                                                                             Inc., The
                                                                             Williams Capital
                                                                             Group, LP, BMO
                                                                             Capital Markets
                                                                             GKST Inc., Piper
                                                                             Jaffray & Co.,
                                                                             RBC Capital
                                                                             Markets, SL Hare
                                                                             Capital, Inc.,
                                                                             Touissant Capital
                                                                             Partners, LLC,
                                                                             William Blair &
                                                                             Company

   Primerica Inc.     03/31/10  $ 15.000     21,360,000     51,000   0.239%  Citi, Morgan      UBS Securities
                                                                             Stanley,
                                                                             Deutsche Bank
                                                                             Securities,
                                                                             Macquarie
                                                                             Capital, UBS
                                                                             Investment Bank,
                                                                             Keefe, Bruyette
                                                                             & Woods, Raymond
                                                                             James, Sandler
                                                                             O'Neill &
                                                                             Partners, LP,
                                                                             SunTrust Robinson

                                                         AMOUNT OF    % OF
                                OFFERING      TOTAL       SHARES    OFFERING
      SECURITY        PURCHASE/ PRICE OF    AMOUNT OF    PURCHASED PURCHASED
      PURCHASED      TRADE DATE  SHARES     OFFERING      BY FUND   BY FUND       BROKERS      PURCHASED FROM
-------------------- ---------- -------- -------------- ---------- --------- ----------------- --------------
                                                                             Humphrey,
                                                                             CastleOak
                                                                             Securities, LP,
                                                                             ING, Willis
                                                                             Capital Markets
                                                                             & Advisory

  Southern Copper     04/13/10  $ 99.481 $  400,000,000 $1,145,000   0.286%  Morgan Stanley,        CSFB
  Corp. 5.375% due                                                           Credit Suisse,
     4/16/2020                                                               Goldman, Sachs &
                                                                             Co, BBVA
                                                                             Securities, B of
                                                                             A Merrill Lynch

      US Bank         04/26/10  $ 100.00 $  500,000,000 $7,200,000   1.440%  Credit Suisse,         CSFB
   NA-Cincinnati                                                             Morgan Stanley,
3.778% due 4/29/2020                                                         US Bancorp

 NBC Universal Inc.   04/27/10  $ 99.845 $2,000,000,000 $3,425,000   0.171%  Morgan Stanley &   J.P. Morgan
     5.150% due                                                              Co. Inc., J.P.
     04/30/2020                                                              Morgan
                                                                             Securities,
                                                                             Inc., Goldman
                                                                             Sachs & Co.,
                                                                             Banc of America
                                                                             Securities LLC,
                                                                             Citigroup Global
                                                                             Markets Inc.